Federated Hermes Core Bond Fund
A Portfolio of Federated Hermes Total Return Series, Inc.
CLASS A SHARES (TICKER FGFSX)
INSTITUTIONAL SHARES (TICKER FGFIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2024
On August 15, 2025, the Board of Directors (the “Board”) of Federated Hermes Total Return Series, Inc. (the “Corporation”) approved a Plan of Liquidation (the “Plan”) for the Federated Hermes Core Bond Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about November 14, 2025 (the “Liquidation” or the “Liquidation Date”).
In approving the Liquidation, the Board determined the Liquidation is in the best interests of the Fund and its shareholders. Accordingly, the Fund’s investment adviser will begin positioning the Fund for liquidation, which may cause the Fund to deviate from its stated investment objectives and strategies, including, but not limited to, the Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities. It is anticipated that the Fund’s portfolio will be converted into cash or cash equivalents on or prior to the Liquidation Date.
Effective on or about October 1, 2025, the Fund will be closed to new accounts and new investments (excluding reinvestments of dividends). Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemptions shall follow the procedures set forth in the Plan.
Capital gains, if any, will be distributed to shareholders prior to the Liquidation. Final dividends, if any, will be distributed with the Liquidation proceeds.
At any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Shareholders of the Fund’s Class A Shares may exchange shares into shares of the same class of another Federated Hermes fund. Shareholders that originally became a shareholder of Class A Shares of the Fund through a redesignation of an existing no-load share class of the Fund are not subject to sales charges on exchanges into Class A Shares of other Federated Hermes funds. Shareholders of the Fund’s Institutional Shares may exchange shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, no-load Class A Shares and Class R Shares of any Federated Hermes fund, if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging.

The Fund will be required to discharge all of its liabilities and obligations prior to the Liquidation. In doing so, pursuant to a policy previously approved by the Board, the Fund will set aside cash to satisfy any remaining expenses, which cash would be placed in a “closed fund pool” used to pay the expenses and not be included with the Liquidation proceeds. If, after the Liquidation Date, the estimated cash set aside for all outstanding Fund expenses, combined with any potential additional cash received by or returned to the Fund, exceeds the actual amount of Fund liabilities incurred by the Fund both pre- and post-Liquidation, amounts that do not impact shareholders may be retained by Federated Investment Management Company (the “Adviser”) and its affiliates in accordance with the policy. Any such amounts or any amounts received unrelated to Fund expenses that are not retained by the Adviser or its affiliates under such applicable policies, and that are not de minimis after taking into account all expenses associated with effecting the disposition thereof, may be distributed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Corporation’s officers shall deem appropriate.
The Liquidation of the Fund will be a recognition event for tax purposes. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the Liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
August 18, 2025

Federated Hermes Core Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457064 (8/25)
© 2025 Federated Hermes, Inc.